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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



               Date of Report:                    August 30, 1996



                           MTI TECHNOLOGY CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Delaware                   0-23418                95-3601802
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 (State or other jurisdiction of     (Commission           (I.R.S. Employer
  incorporation or organization      File Number)         Identification No.)


                           4905 East La Palma Avenue
                           Anaheim, California 92807
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (714) 970-0300


                           -------------------------

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ITEM 5 - OTHER EVENTS
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        Effective September 3, 1996, the Company's common stock will begin trading on the Nasdaq SmallCap Market under the symbol "MTIC" and will cease trading on the Nasdaq National Market. On August 30, 1996, Registrant issued a press release concerning this matter, the text of which press release is attached hereto as Exhibit 99 and is incorporated by reference herein.


ITEM 7 - FINANCIAL STATEMENTS AND EXHIBITS
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(c)     Exhibits:

        99. Registrant's press release dated August 30, 1996.


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       MTI Technology Corporation


August 30, 1996                        /s/   Dale R. Boyd
                                       -----------------------------------
                                             Dale R. Boyd
                                             Chief Financial Officer
                                             (Principal Financial and
                                             Accounting Officer)